UNION
BANKSHARES
COMPANY

Your Maine BANK for Success

Annual Meeting Thursday June 7 th , 2007 Exhibit 99.2

Loan Mix – 2006 Peer Comparison
Select Local Competitors Union Bankshares Company
Consumer &
Other
3%
Commercial
8%
Commercial
R/E
21%
Consumer -
Home Equity
5%
Residential
R/E
63%
Consumer &
Other
3%
Commercial
19%
Commercial
R/E
34%
Consumer -
Home Equity
8%
Residential
R/E
36%
Chart 1
Peer Group consists of Bar Harbor Bankshares, Camden National Corporation, First National Lincoln Corporation, Machias Bancorp,
Merrill Merchants Bancshares, Inc. and Damariscotta Bank & Trust Company.
Source Data: BancIntelligence Inc.

($ in millions)
Loan Yield

Your Maine BANK for Success

Loan Yield $222 $251 $295 $339 $370 $374 6.53% 7.18% 6.14% 5.63% 5.81% 6.32% - 100 200 300 400 500 2002 2003 2004 2005 2006 1Q 2007 3.00% 5.00% 7.00% 9.00% 11.00% Average Loans Loan Yield Chart 2

Composition of Non-interest Income
Other Income
8%
Loan Fees
13%
Bankcard Fees
6%
Financial
Services Fees
and
Commissions
41%
Service Charges
and Fees on
Deposit
Accounts
32%
12/31/2002 12/31/2006
Chart 3
Peer group consists of ME institutions with assets of $250 million or more
Source Data: BancIntelligence Inc.
Non-interest Income / Operating Revenue
29%
27%
26%
30% 29%
23%
22%
23%
25%
24%
20%
25%
30%
35%
2002 2003 2004 2005 2006
UNBH Peer Group
Other Income
15%
Loan Fees
23%
Bankcard Fees
15%
Financial
Services Fees
and
Commissions
26%
Service Charges
and Fees on
Deposit
Accounts
21%

Non-interest Expense to Average Earning Assets
2.9%
3.0%
3.0%
3.1%
3.2%
3.0%
3.1%
3.3%
3.7%
3.9%
2.0%
3.0%
4.0%
5.0%
2002 2003 2004 2005 2006
Peer Group UNBH
Chart 4
Peer group consists of ME institutions with assets of $250 million or more
Source Data: BancIntelligence Inc.

Growth Rate
Efficiency Ratio

Your Maine BANK for Success

Efficiency Ratio Comparison
Chart 5
-5.0%
0.0%
5.0%
10.0%
50.00%
55.00%
60.00%
65.00%
70.00%
75.00%
Revenue % Change
6.3% 0.9% -3.9%
Expense % Change
5.4% 4.6% 2.8%
Efficiency Ratio
65.89% 68.30% 73.03%
2004 2005 2006

First Quarter Results
2.0% 4,045 3,964 Non-interest Expenses
5.3% 3.03% 2.87% NIE to Average Assets
9.7% 0.62% 0.68% Return on Average Assets
10.0% 8.18% 9.00% Return on Average Equity
15.8% 0.76 0.88 Earnings Per Share
11.7% 834 932 Net Income
10.2% 317,202 349,553 Deposits
3.3% 363,595 375,609 Loans
Change 2006 2007
(in thousands, except per share
amounts)
Chart 6

Relative Performance – 4/6/05 to 12/27/06
0.60
0.70
0.80
0.90
1.00
1.10
1.20
1.30
Apr-
05
Jun-
05
Jul-
05
Sep-
05
Nov-
05
Jan-
06
Mar-
06
May-
06
Jun-
06
Aug-
06
Oct-
06
Dec-
06
NASDAQ Bank Index S&P Bank Index S&P 500 Index UNBH
Chart 7
Source Data: Ryan Beck & Co. Research, SNL Financial

0.85
1.05
1.25
1.45
1.65
1.85
Dec-
03
Mar-
04
Jun-
04
Sep-
04
Dec-
04
Feb-
05
May-
05
Aug-
05
Nov-
05
Jan-
06
Apr-
06
Jul-
06
Oct-
06
Dec-
06
NASDAQ Bank Index S&P Bank Index S&P 500 Index UNBH
Relative Performance – 3 Years
Chart 8
Source Data: Ryan Beck & Co. Research, SNL Financial

Relative Performance – 5 Years
0.50
1.00
1.50
2.00
2.50
3.00
Dec-
01
Apr-
02
Aug-
02
Dec-
02
Apr-
03
Aug-
03
Dec-
03
Apr-
04
Aug-
04
Dec-
04
Apr-
05
Aug-
05
Dec-
05
Apr-
06
Aug-
06
Dec-
06
NASDAQ Bank Index New England Banks S&P 500 Index UNBH
Chart 9
Source Data: Ryan Beck & Co. Research, SNL Financial

Stock Performance – Peer Comparison -20% -15% -10% -5% 0% 5% 10% 15% 20% 1/18/07 2/18/07 3/18/07 4/18/07 5/18/07 UNBH CAC FNLC BHB Chart 10 Source Data: Yahoo! Finance

Forward Looking Statements
This release contains “forward-looking statements” which may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:
The strength of the United States economy in general and the strength of the local economies in which we operate;
Changes in deposit flows, demand for mortgages and other loans, real estate values, and competition;
Changes in trade, monetary and fiscal policies and laws including interest rate policies of the Federal Reserve Board;
Changes in accounting principles, policies, or guidelines; and
Other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services.
Any or all of our forward-looking statements in this report and in any other public statements we make may turn out to be wrong.  They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties.  Consequently, no forward-looking statement can be guaranteed.  The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Annual Meeting Thursday June 7 th , 2007